UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 1, 2010

(Date of earliest event reported)

The Eastern Company

(Exact name of Registrant as specified in its charter)

Connecticut	0-599	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	identification No.)

112 Bridge Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 729-2255

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 – Entry into a Material Definitive Agreement

Effective January 29, 2010, The Eastern Company (the “Registrant”) entered into a new $5 million senior secured credit facility (the “Senior Credit Facility”) and $10 million revolving line of credit agreement (the “Revolver”) with People’s United Bank.

The Registrant used existing cash assets and the proceeds of the Senior Credit Facility to repay and terminate the Company’s loan agreement with Bank of America, N.A. The Senior Credit Facility has a term of seven years with repayments of $178,571.43 due quarterly beginning April 1, 2010. Interest will be at a fixed rate of 4.98% over the term of the loan. The Revolver has a 2 year term maturing January 31, 2012 and has an interest rate on each advance equal to, at the Registrants option, either the prime rate or LIBOR plus 2.25%, each with a floor of 4.0%. A fee of 0.25% of the unused line of credit will be charged quarterly.

ITEM 1.02 – Termination of a Material Definitive Agreement

Effective January 29, 2010, the Registrant repaid and terminated its existing loan agreements with Bank of America, N.A. The Registrant’s loan agreements with Bank of America, N.A. are described in the Registrant’s Form 8-K filed November 17, 2009, which is incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance
Sheet Arrangement of a Registrant

Effective January 29, 2010, the Registrant entered into the Senior Credit Facility and the Revolver with People’s United Bank. See Section 1, Item 1.01 above.

SECTION 7 - Regulation FD

ITEM 7.01 – Regulation FD Disclosure

Reference is made to the Registrant’s press release dated February 1, 2010 announcing the Senior Credit Facility and Revolver, which press release is attached hereto as Exhibit (99)(1).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - (d) Exhibits

(10)	Credit Facility Agreement between the Registrant and People’s United Bank dated as of January 29, 2010.

(10)	Loan Agreement date January 29, 2010 between the Registrant and People’s United Bank.

(10)	Term Note Agreement dated January 29, 2010 between the Registrant and People’s United Bank.

(99)(1)	Press Release dated February 1, 2010 announcing the Senior Credit Facility and Revolver.

(99)(2)	Form 8-K filed on November 17, 2009 describing the terms of the Registrant’s modified loan agreements with Bank of American, N.A. is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Eastern Company

Date: February 1, 2010	By: /s/Leonard F. Leganza
Leonard F. Leganza Chairman, President and Chief Executive Officer